Tentative Agreement

                                     Between

                    Century Aluminum Corporation of WV, Inc.

                                       And

                         United SteelWorkers of America

                                   AFL-CIO-CLC


The parties have reached a Tentative Agreement, subject to ratification, to extend the terms and conditions of the current Collective Agreement dated June 1, 1999, which was due to expire on May 31, 2003 until May 31, 2006 with the following modifications:

o   Wage Increase Effective:            6-1-03     6-1-04     6-1-05
                                        ------     ------     ------
                                        $.35       $.35       $.35

o   Pension Increase Effective:         6-1-03     1-1-04     1-1-05     1-1-06
                                        ------     ------     ------     ------
                                        $2.00      $1.00      $1.00      $1.00

* In addition, any employee retiring between December 1, 2001 and June 1, 2003 inclusively, will receive the pension increases provided for under the current agreement as well as the increase on June 1, 2003 upon the effective dates of such increases.

o   Increase Sickness & Accident:       6-1-03     6-1-04     6-1-05
                                        ------     ------     ------
                                        $15.00     $15.00     $15.00

o   Increase Life Insurance for
    Active Employees                    6-1-03     6-1-04     6-1-05
                                        ------     ------     ------
                                        $2,000     $2,000     $2,000

o   The Company agrees to recall all employees currently on layoff status.

o The parties agree to the elimination of the Summer Relief in the Pot Rooms on lines 1, 2, and 3 effective May 15, 2003. It is further agreed that upon the installation and operation of Pot Tending Cranes on line 4, the remaining Summer Relief jobs will be eliminated.

CENTURY ALUMINUM CORPORATION OF WV, INC.        UNITED STEELWORKERS OF AMERICA

/s/ Jim Lake                                    /s/ Tim Dean
Jim Lake                                        Tim Dean
Human Resources Manager                         Sub-District Director